UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 30, 2004
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                Date of report (Date of earliest event reported)


                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                      000-18833                      23-2598554
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(State or other jurisdiction    (Commission                    (IRS Employer
of incorporation)               File Number)                 Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                      19335
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(Address of principal executive offices)                              (Zip Code)


                                 (610) 269-9700
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             (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01        OTHER EVENTS

On November 30, 2004, Chester Valley Bancorp Inc. (the "Company") issued a press release announcing the declaration of a $0.105 quarterly cash dividend.

For additional information, reference is made to the Company's press release dated November 30, 2004 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is filed herewith.

            Exhibit                               Description
            -------                 -------------------------------------
            99.1                    Press Release dated November 30, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Chester Valley Bancorp Inc.


Date     11/30/04                       By: /s/ Joseph T. Crowley
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                                            Joseph T. Crowley
                                            Chief Financial Officer & Treasurer